Other Liabilities	12 Months Ended
Dec. 31, 2017
Other Liabilities Disclosure [Abstract]
Other Liabilities
OTHER LIABILITIES

(in millions)	2017	2016
Defined benefit pension plan liabilities (Note 24)	$393	$410
OPEB plan liabilities (Note 24)	381	411
Asset retirement obligations	71	58
Customer and other deposits	67	69
Waneta Partnership promissory note (Notes 28, 29 and 30)	63	59
Mine reclamation and retiree health care liabilities	40	40
DSU, PSU and RSU liabilities (Note 21)	39	24
Fair value of derivative instruments (Note 28)	37	10
MGP site remediation (Notes 8 (ix) and 13)	34	77
Deferred compensation plan liabilities (Note 9)	28	27
Other	57	94
	$1,210	$1,279

The Waneta Partnership promissory note is non-interest bearing with a face value of $72 million. As at December 31, 2017, its discounted net present value was $63 million (December 31, 2016 - $59 million).
The promissory note is payable on April 1, 2020, the fifth anniversary of the commercial operation date of the Waneta Expansion.

TEP pays ongoing reclamation costs related to three coal mines that supply generating stations in which the Company has an ownership interest but does not operate. TEP's share of the reclamation costs is expected to be US$61 million (December 31, 2016 - US$61 million) upon expiry of the coal agreements, which expire between 2019 and 2031. The mine reclamation liability recognized as at December 31, 2017 was $43 million (US$34 million) (December 31, 2016 - $35 million (US$25 million)), which represents the present value of the estimated future liability. TEP is permitted to recover these costs from customers and, accordingly, these costs are deferred and included in other regulatory assets.

Central Hudson has been notified by the New York State Department of Environmental Conservation to investigate MGPs at sites that the Company or its predecessors once owned and/or operated and, if necessary, remediate these sites. Central Hudson accrues for remediation costs based on the amounts that can be reasonably estimated. As at December 31, 2017, an obligation of $69 million (US$55 million) was recognized, including a current portion of $35 million (US$28 million) included in accounts payable and other current liabilities. Central Hudson has notified its insurers and intends to seek reimbursement, where coverage exists. Further, as authorized by the PSC, Central Hudson is currently permitted to defer, for future recovery from customers, differences between actual costs for MGP site investigation and remediation and the associated rate allowances (Note 8 (ix)).

Other liabilities primarily include long-term accrued liabilities, deferred lease revenue, funds received in advance of expenditures and unrecognized tax benefits.